Liquidity	6 Months Ended	12 Months Ended
	Sep. 30, 2023	Mar. 31, 2023
Liquidity [Abstract]
LIQUIDITY

NOTE 2 — LIQUIDITY

As reflected in the unaudited condensed accompanying consolidated financial statements (“CFS”), the Company reported net loss of RMB174,522,798 and RMB11,125,365 for the six months ended September 30, 2023 and 2022, respectively. And the Company reported accumulated deficit of RMB2,048,560,763 and RMB1,874,037,965 (audited) as of September 30, 2023 and March 31, 2023.

In assessing its liquidity, management monitors and analyzes the Company’s cash flow requirements, its ability to generate revenue in the future, and its operating and capital expenditure commitments. As of September 30, 2023, the Company had cash of approximately RMB259.9 million (US$36.2 million). As of September 30, 2023, the Company had outstanding bank loans and other borrowings of approximately RMB544.7 million (US$75.9 million) from various financial institutions.

On December 27, 2023, HK Yisheng received a letter from R-Bridge (the “R-Bridge Letter”), notifying the Company that they have reason to believe that HK Yisheng has defaulted under financial covenants and other obligations under the facility agreement, and under the instructions of the lenders to urge the Company to consider and reach an amicable solution with the lenders, including, without limitation, repaying the loan in full, as soon as possible. In response to the R-Bridge Letter, management has provided the financial information to R-Bridge at its request and is currently working with the lenders under the facility agreement to negotiate a resolution. Management believes that, our current cash position, coupled with various measures being taken by us, such as increase product sales, strengthen the accounts receivable management and improve the ability of debt and equity financing to improve liquidity, will allow us to meet the working capital needs in the ordinary course of business. However, if lenders under the facility agreement are not satisfied and insist that we have defaulted under the facility agreement, such lenders may declare that all or part of the loan, the accrued interest, and all other amounts accrued or outstanding be immediately due and payable. If such lenders demand the prepayment of the loan in its full amount of $40 million, the Company may be forced to seek additional funding to meet its obligation under the facility agreement, otherwise it may not be able to continue as a going concern.

NOTE 2 — LIQUIDITY

As reflected in the accompanying consolidated financial statements (“CFS”), the Company reported net loss of RMB191,826,242, RMB106,004,401 and RMB145,479,105 for the years ended March 31, 2021, 2022 and 2023, respectively. And the Company reported accumulated deficit of RMB1,590,567,163 and RMB1,874,037,965 as of March 31, 2022 and 2023.

In assessing its liquidity, management monitors and analyzes the Company’s cash flow requirements, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. As of March 31, 2023, the Company had cash of approximately RMB370.4 million (US$53.9 million). As of March 31, 2023, the Company had outstanding bank loans and other borrowings of approximately RMB487.5 million (US$70.9 million) from various financial institutions.

Currently, the Company is working to improve its liquidity and capital sources primarily through debt and equity financing. Based on the Company’s current operating plan, management believes the above-mentioned measures collectively will provide sufficient liquidity for YS Group to meet its future liquidity and capital requirement for at least 12 months from the date of this report.